Exhibit 3.205

PENNSYLVANIA DEPARTMENT OF STATE

BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

Articles of Amendment-Domestic Corporation

(15 Pa.C.S.)

☒ Business Corporation (§ 1915)

☐ Nonprofit Corporation (§ 5915)

Name	CT-Counter	Document will be returned to the
name and address you enter to
Address		the left.

City        State       Zip Code

8838730  SO  13

Fee: $70

In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

1. The name of the corporation is:

CHAMPION RECYCLING, INC.

2. The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)	Number and Street	City	State	Zip	County

(b)	Name of Commercial Registered Office Provider				County

	c/o CT Corporation System				Dauphin

3. The statute by or under which it was incorporated:

PA Business Law of 1988, as amended

4. The date of its incorporation: October 11, 1996

5. Check, and if appropriate complete, one of the following:

☒ This amendment shall be effective upon filing these Articles of Amendment in the Department of State.

☐ The amendment shall be effective on:		at
	Date		Hour

6. Check one of the following:

☐ The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. § 1914(a) and (b) or § 5914(a).

☒ The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § 1914(c) or § 5914(b).

7. Check, and if appropriate, complete one of the following:

☒ The amendment adopted by the corporation, set forth in full, is as follows

The name of the corporation is changed to:

CHAMPION TRANSFER STATION, INC.

☐ The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8. Check if the amendment restates the Articles:

☐ The restated Articles of Incorporation supersede the original articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer this 19 day of July, 2013.

CHAMPION RECYCLING, INC.

Name of Corporation

Signature

Deputy General Counsel & Assistant Secretary

Title

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

NOVEMBER 2, 2012

TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

CHAMPION RECYCLING, INC.

I, Carol Aichele, Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct copy of

1	ARTICLES OF INCORPORATION filed on October 11, 1996

2	CHANGE OF REGISTERED OFFICE - Domestic filed on October 17, 2006

3	CHANGE OF REGISTERED OFFICE - Domestic filed on February 5, 2010

4	CHANGE OF REGISTERED OFFICE - Domestic filed on October 25, 2012 which appear of record in this department.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary’s Office to be affixed, the day and year above written.

Secretary of the Commonwealth

Certification Number: 10658014-1

Verify this certificate online at http://www.corporations.state.pa.us/corp/soskb/verify.asp

Microfilm Number	Filed with the Department of State on Oct 11 1996

Entity Number 2718935
Secretary of the Commonwealth

ARTICLES OF INCORPORATION-FOR PROFIT

OF

CHAMPION RECYCLING, INC.

Name of Corporation

A TYPE OF CORPORATION INDICATED BELOW

Indicate type of domestic corporation:

XX	Business-stock (15 Pa.C.S. § 1306)	Management (15 Pa.C.S. § 2702)

	Business-nonstock (15 Pa.C.S. § 2102)	Professional (15 Pa.C.S. § 2903)

	Business-statutory close (15 Pa.C.S. § 2303)	Insurance (15 Pa.C.S. § 3101)

         Cooperative (15 Pa.C.S. § 7102)

DSCB:15-1305/2102/2303/2702/2903/3101/71C2A (Rev 91)

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby, state(s) that:

1. The name of the corporation is: CHAMPION RECYCLING, INC.

2. The (a) address of this corporation’s initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county or venue is:

(a)	16 Yeaton Lane	Glenmoore	PA	19343	Chester

	Number and Street	City	State	Zip	County

(b)	c/o:
		Name of Commercial Registered Office Provider			County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

4. The aggregate number of shares authorized is: 100 (other provisions, if any, attach 8 1/2 by 11 sheet)

5. The name and address, including number and street, if any, of each incorporator is:

Name:	Address
George J. D’Ambrosio, Esq.,	25 South Church St., West Chester, PA 19382

6. The specified effective date, if any, is:

7. Any additional provisions of the articles, if any, attach an 8 1/2 x 11 sheet.

8. Statutory close corporation only: Neither the corporation nor any shareholder shall make an offering of any of its shares of any class that would constitute a “public offering” within the meaning of the Securities Act of 1933 (15 U.S.C. § 77a et seq.).

9. Competitive corporations only: (Complete and strike out inapplicable term) The common bond of membership among its members/shareholders is:

IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed these Articles of Incorporation this 11th day of October, 1996

(Signature)	(Signature)

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Statement of Change of Registered Office (15 Pa.C.S.)

☒ Domestic Business Corporation (§ 1507)

☐ Foreign Business Corporation (§ 4144)

☐ Domestic Nonprofit Corporation (§ 5507)

☐ Foreign Nonprofit Corporation (§ 6144)

☐ Domestic Limited Partnership (§ 8506)

Name				Document will be returned to the name and address you enter to the left.
	Corporation Service Company		W
Address
2704 Commerce Drive
City	State	Zip Code
Harrisburg	PA	17110

Fee: $70

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name is:

Champion Recycling, Inc.

2. The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a)	Number and Street	City	State	Zip	County
	16 Yeaton Lane	Glenmoore	PA	19343	Chester

(b)	Name of Commercial Registered Office Provider				County
	c/o:

3. Complete part (a) or (b):

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

565 Trestle Place	Downingtown	PA	19335	Chester
Number and street	City	State	Zip	County

(b) The registered office of the corporation or limited partnership shall be provided by:

c/o:
Name of Commercial Registered Office Provider	County

4. Strike out if a limited partnership:

Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Application for Registration to be signed by a duly authorized officer thereof this 29th day of September, 2006.

Champion Recycling, Inc.

Name of Corporation/Limited Partnership

Signature

Michael Walsh, President

Title

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Statement of Change of Registered Office (15 Pa.C.S.)

☒ Domestic Business Corporation (§ 1507)

☐ Foreign Business Corporation (§ 4144)

☐ Domestic Nonprofit Corporation (§ 5507)

☐ Foreign Nonprofit Corporation (§ 6144)

☐ Domestic Limited Partnership (§ 8506)

Document will be returned to the
name and address you enter to
the left.
Corporation Service Company
273313-003 KCI

Fee: $70

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name is:

CHAMPION RECYCLING, INC.

2. The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a)	Number and Street	City	State	Zip	County
	565 Trestle Place	Downington	PA	19335	Chester

(b)	Name of Commercial Registered Office Provider				County
	c/o:

3. Complete part (a) or (b):

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

Number and street	City	State	Zip	County

(b) The registered office of the corporation or limited partnership shall be provided by:

c/o:	Corporation Service Company	Dauphin

	Name of Commercial Registered Office Provider	County

4. Strike out if a limited partnership:

Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Statement of Change of Registered Office to be signed by a duly authorized officer thereof this 4th day of February, 2010.

CHAMPION RECYCLING, INC.

Name of Corporation/Limited Partnership

Signature

Blanca Lozada, Attorney in fact

Title

PENNSYLVANIA DEPARTMENT OF STATE

BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

Statement of Change of Registered Office (15 Pa.C.S.)

☒ Domestic Business Corporation (§ 1507)

☐ Foreign Business Corporation (§ 4144)

☐ Domestic Nonprofit Corporation (§ 5507)

☐ Foreign Nonprofit Corporation (§ 6144)

☐ Domestic Limited Partnership (§ 8506)

Name			Document will be returned to the
	CT-COUNTER		name and address you enter to
Address			the left.

City	State	Zip Code
8591751 SOPA 7

Fee: $70

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name is:

CHAMPION RECYCLING, INC.

2. The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a)	Number and Street	City	State	Zip	County

(b)	Name of Commercial Registered Office Provider				County
c/o: CORPORATION SERVICE COMPANY					Dauphin

3. Complete part (a) or (b):

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

Number and street	City	State	Zip	County

(b) The registered office of the corporation or limited partnership shall be provided by:

c/o:	CT Corporation System	Dauphin

	Name of Commercial Registered Office Provider	County

4. Strike out if a limited partnership:

Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Statement of Change of Registered Office to be signed by a duly authorized officer thereof this 25th day of October, 2012.

CHAMPION RECYCLING, INC.

Name of Corporation/Limited Partnership

Signature

Kristin Bolden, Vice President

Title